SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:  May 15, 1998
                    (Date of earliest event reported)

                      Registrant; State of
Commission        Incorporation; Address and         I.R.S. Employer
File Number            Telephone Number             Identification No.

  1-3525         AMERICAN ELECTRIC POWER COMPANY, INC.  13-4922640
                 (A New York Corporation)
                 1 Riverside Plaza
                 Columbus, Ohio 43215
                 Telephone (614)223-1000

  0-18135        AEP GENERATING COMPANY                 31-1033833
                 (An Ohio Corporation)
                 1 Riverside Plaza
                 Columbus, Ohio 43215
                 Telephone (614)223-1000

  1-3457         APPALACHIAN POWER COMPANY              54-0124790
                 (A Virginia Corporation)
                 40 Franklin Road, S.W.
                 Roanoke, Virginia 24011
                 Telephone (540)985-2300

  1-2680         COLUMBUS SOUTHERN POWER COMPANY        31-4154203
                 (An Ohio Corporation)
                 215 North Front Street
                 Columbus, Ohio 43215
                 Telephone (614)464-7700

  1-3570         INDIANA MICHIGAN POWER COMPANY         35-0410455
                 (An Indiana Corporation)
                 One Summit Square
                 P.O. Box 60
                 Fort Wayne, Indiana 46801
                 Telephone (219)425-2111

  1-6858         KENTUCKY POWER COMPANY                 61-0247775
                 (A Kentucky Corporation)
                 1701 Central Avenue
                 Ashland, Kentucky 41101
                 Telephone (800)572-1141

  1-6543         OHIO POWER COMPANY                     31-4271000
                 (An Ohio Corporation)
                 301 Cleveland Avenue, S.W.
                 Canton, Ohio 44702
                 Telephone (330)456-8173

This combined Form 8-K is separately filed by American Electric Power Company, Inc. ("AEP"), AEP Generating Company ("AEP Generating"), Appalachian Power Company ("Appalachian"), Columbus Southern Power Company ("Columbus"), Indiana Michigan Power Company ("Indiana"), Kentucky Power Company ("Kentucky"), and Ohio Power Company ("Ohio"). Information contained herein relating to any individual registrant is filed by such registrant on its behalf.
No registrant makes any representation as to information relating to any other registrant, except that information relating to any of AEP Generating, Appalachian, Columbus, Indiana, Kentucky or Ohio is also attributed to AEP.

Item 5.  Other Events.

     On May 15, 1998, AEP and Central and South West Corporation ("CSW") issued a press release announcing the joint filing of a request with the Louisiana Public Service Commission for approval of their proposed merger and a finding that the merger is in the public interest.

     A copy of the press release, dated May 15, 1998, issued jointly by AEP and CSW, relating to the above-described filing is attached as Exhibit 99 hereto.


Item 7.  Financial Statements and Exhibits.
           (a)   Not Applicable.
           (b)   Not Applicable.
           (c)   Exhibits.

     The following exhibit is filed herewith in accordance with
Item 601 of Regulation S-K:

     Exhibit No.                       Description


           99 Press Release of AEP and CSW, dated May 15, 1998, announcing the joint filing of a request with the Louisiana Public Service Commission for approval of their proposed merger and a finding that the merger is in the public interest.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                 AMERICAN ELECTRIC POWER COMPANY, INC.
                 Registrant

                 AEP GENERATING COMPANY
                 Registrant

                 APPALACHIAN POWER COMPANY
                 Registrant

                 COLUMBUS SOUTHERN POWER COMPANY
                 Registrant

                 INDIANA MICHIGAN POWER COMPANY
                 Registrant

                 KENTUCKY POWER COMPANY
                 Registrant

                 OHIO POWER COMPANY
                 Registrant


                 By:  /s/ Gerald P. Maloney
                      Gerald P. Maloney
                      Vice President of each Registrant
May 21, 1998


                              EXHIBIT INDEX

     Exhibit No.                       Description

           99               Press Release of AEP and CSW, dated
                            May 15, 1998, announcing the joint filing of a request with the Louisiana Public Service Commission for approval of their proposed merger and a finding that the merger is in the public interest.



EXHIBIT 99

American Electric Power and Central and South West Jointly File
For Merger Approval from Louisiana Public Service Commission

Columbus, Ohio, and Dallas, Texas (May 15, 1998) -- American Electric Power Company, Inc. (NYSE: AEP) and Central and South West Corporation (NYSE: CSR) today jointly filed a request with the Louisiana Public Service Commission for approval of their proposed merger and a finding that the merger is in the public interest.

Testimony submitted in the filing outlines the expected company-wide benefits of the merger to AEP and CSW customers and shareholders, which include:

- $2 billion in net non-fuel cost savings over 10 years;
- $98 million in net fuel savings over 10 years;
- Improved capital structure and increased financial strength;
- Increased diversity in customer base, generating resources and service territory;
- Optimization of business practices and continued high-quality service;
- Support for restructuring of retail electric markets; and
- Support for an independent system operator.

AEP and CSW have proposed a regulatory plan in Louisiana that provides for:

- Approximately $2.6 million in fuel cost savings to Louisiana customers of CSW's Southwestern Electric Power Company (SWEPCO) subsidiary during the 10 years following completion of the merger;
- A commitment not to raise base rates above current levels prior to Jan. 1, 2002, for SWEPCO customers in Louisiana and a plan to share approximately one-half of the savings created by the merger during the first 10 years following the merger. Under this plan, approximately $26 million of these non-fuel merger-related savings will be used to reduce future costs to SWEPCO's Louisiana customers; and
- A commitment to continue the current high level of customer service and to identify opportunities and implement measures to further improve service quality.

The Louisiana filing provides that there will be minimal job reductions among employees having direct contact with customers. CSW's work force currently totals about 7,000 employees, and AEP's work force totals about 18,000 employees. AEP and CSW intend to use a combination of reduced hiring and attrition to the maximum extent possible to minimize the need for employee separations.

Today's joint filing marks the third of several regulatory filings that will be made to obtain approval of the proposed merger. As previously reported, on April 30, CSW and AEP submitted filings to the Public Utility Commission of Texas and the Federal Energy Regulatory Commission seeking favorable rulings relating to the proposed merger. CSW and AEP will be seeking approval shortly from the Oklahoma and Arkansas utility regulatory commissions. The parties plan to make other required federal filings with the Nuclear Regulatory Commission, the Securities and Exchange Commission, the Federal Communications Commission and the Department of Justice and/or the Federal Trade Commission later this year. AEP and CSW anticipate obtaining all necessary regulatory approvals and completing the merger by March 31, 1999. However, there can be no assurance that AEP and CSW will obtain all necessary regulatory approvals, or when such approvals will be obtained.

On May 27, AEP shareholders will vote on whether to increase the number of authorized shares of AEP common stock and whether to approve issuance of the required number of shares of stock to complete the merger. CSW shareholders on May 28 will vote on a proposal to approve the merger. A joint proxy statement describing the specific terms of the proposed merger has been mailed to shareholders of both companies. Completion of the merger is subject to satisfaction of several other conditions, and there can be no assurance that those conditions will be satisfied.

Central and South West Corporation is a global, diversified public utility holding company based in Dallas. CSW owns four electric operating subsidiaries serving 1.7 million customers in Texas, Oklahoma, Louisiana and Arkansas; a regional electricity company in the United Kingdom; other international energy operations and non-utility subsidiaries involved in energy-related investments, telecommunications, energy efficiency and financial transactions.

American Electric Power Company, Inc., a global energy company, is one of the United States' largest investor-owned utilities, providing energy to 3 million customers in Indiana, Kentucky, Michigan, Ohio, Tennessee, Virginia and West Virginia. AEP has holdings in the United States, the United Kingdom, China and Australia. Wholly owned subsidiaries provide power engineering, energy consulting and energy management services around the world. The company is based in Columbus, Ohio.


This news release includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are:
whether or not the proposed merger of AEP and CSW ultimately is consummated, the timing of consummation and the effects of any conditions imposed by regulators on the merged companies; electric load and customer growth; abnormal weather conditions; available sources and cost of fuel and generating capacity; the speed and degree to which competition enters the power generation, wholesale and retail sectors of the electric utility industry; state and federal legislative and regulatory initiatives that, among other things, increase competition, threaten cost and investment recovery and affect rate structures; the ability of the combined company to successfully reduce its cost structure; the degree to which the combined company develops nonregulated business ventures; the economic climate and growth in the service territories of the two companies; the amount of savings generated by the merger; the inflationary trends and interest rates and the other risks detailed from time to time in the two companies' SEC reports.